UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 5, 2006

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive officer)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with their appointment as directors (as described in Item 5.02 below) of The Pantry, Inc. (the “Company”), Wilfred A. Finnegan and Maria C. Richter will each enter into the Company’s form of indemnification agreement, which agreements generally require the Company to indemnify each such person to the fullest extent permitted by law. Among other things, the indemnification agreements require the Company to indemnify the new directors, as applicable, for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such persons in any action or proceeding, including but not limited to any action by or in the right of the Company, on account of services as a director or officer, as applicable, of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the Company’s request.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 5, 2006, the Board of Directors of the Company increased the size of the Board of Directors of the Company to ten (10) members and appointed Wilfred A. Finnegan and Maria C. Richter as directors of the Company to fill existing vacancies on the Board of Directors (one vacancy was created by the increase to ten (10) members, the other has existed since the Company’s 2006 Annual Meeting of Stockholders on March 30, 2006).

In connection with their appointment and pursuant to the Company’s compensation program for independent directors, the board of directors also approved the grant of options to purchase 10,000 shares of the Company’s common stock (pursuant to the Company’s 1999 Stock Option Plan) to each of Mr. Finnegan and Ms. Richter. In addition, as independent directors on the board, Mr. Finnegan and Ms. Richter will be eligible for compensation under the Company’s compensation program for independent directors, a copy of which was filed with the Securities and Exchange Commission under cover of a Current Report on Form 8-K on October 26, 2005.

A copy of the press release announcing the appointment of Mr. Finnegan and Ms. Richter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated July 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly Vice President, Chief Financial Officer and Secretary
(Authorized Officer and Principal Financial Officer)

Date: July 6, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated July 6, 2006